UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT - JUNE 6, 2006

WIRELESS AGE COMMUNICATIONS, INC.
(Exact name of Registrant as specified in its charter)

NEVADA	001-31338	98-0336674
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

6200 Tomken Road, Unit A
Mississauga, Ontario Canada L5T 1X7
(Address of principal executive offices)

(905) 696-2850
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01: Other Events.

On June 6, 2006, Wireless Age Communications, Inc. (the “Company”) announced that the officers of the Company have agreed to institute a Stock Purchase Plan under the provisions of SEC Rule 10b5-1.

Under the plan a group of the officers of the Company will have 10% of their remuneration allocated to monthly purchases of shares of the Company’s common stock in the open market. Under the terms of the trading plan the officers will not retain any future discretion over the purchases of the securities.

Item 9.01: Financial Statements and Exhibits.

Exhibit 99.1 Press Release Titled Wireless Age Officers to Acquire Company Stock in the Open Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Wireless Age Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WIRELESS AGE COMMUNICATIONS, INC.

Dated: June 9, 2006	By:	/s/ Gary N. Hokkanen
Name: Gary N. Hokkanen
Title: Chief Financial Officer